UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.               )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

REPUBLIC AIRWAYS HOLDINGS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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REPUBLIC AIRWAYS HOLDINGS INC.
8909 Purdue Road, Suite 300
Indianapolis, Indiana  46268

Dear Stockholder:

You are cordially invited to attend the Company’s Annual Meeting of Stockholders to be held on August 8, 2005 at 11 a.m., New York City time, at the offices of Fulbright & Jaworski L.L.P, 666 Fifth Avenue, 24th Floor, New York, New York 10103.

The formal Notice of Meeting and the accompanying Proxy Statement set forth proposals for your consideration this year. You are being asked to elect nine directors of the Company. At the meeting, the Board of Directors will also report on the affairs of the Company, and a discussion period will be provided for questions and comments of general interest to stockholders.

We look forward to greeting personally those of you who are able to be present at the meeting. However, whether or not you are able to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to vote at your earliest convenience. You may vote by mail with the enclosed proxy card or by telephone or on the Internet by following the instructions on the proxy card.

Thank you for your cooperation.

Very truly yours,

/s/ BRYAN K. BEDFORD

BRYAN K. BEDFORD
Chairman of the Board of Directors,
President and Chief Executive Officer

July 13, 2005

REPUBLIC AIRWAYS HOLDINGS INC.
8909 Purdue Road, Suite 300
Indianapolis, Indiana 46268

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

August 8, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Republic Airways Holdings Inc. (the “Company”) will be held on August 8, 2005 at 11:00 a.m., New York City time, at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, 24th Floor, New York, New York 10103, for the following purposes:

(1)         To elect nine directors to serve for the ensuing year; and

(2)         To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on July 11, 2005 will be entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, each stockholder is urged to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided. No postage is required if the proxy is mailed in the United States. You may also vote by telephone or on the Internet by following the instructions on the enclosed form of proxy. Stockholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.

By Order of the Board of Directors

/s/ ROBERT H. COOPER

ROBERT H. COOPER
Secretary

Indianapolis, Indiana
July 13, 2005

REPUBLIC AIRWAYS HOLDINGS INC.
8909 Purdue Road, Suite 300
Indianapolis, Indiana  46218

PROXY STATEMENT

This proxy statement contains information related to the Annual Meeting of Stockholders of the Company to be held on August 8, 2005, beginning at 11:00 a.m., New York City time, at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, 24th Floor, New York, New York 10103, and at any postponements or adjournments thereof. This Proxy Statement, the Notice of Annual Meeting of Stockholders and the accompanying form of proxy are first being mailed to stockholders of the Company on or about July 13, 2005.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, consisting of the election of directors. In addition, management will report on the performance of the Company during 2004 and respond to questions from stockholders. The Board of Directors is not currently aware of any other matters which will come before the meeting.

Proxies for use at the meeting are being solicited by the Board of Directors of the Company. Proxies were mailed to stockholders on or about July 13, 2005 and will be solicited chiefly by mail. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the meeting, officers, agents and employees of the Company may communicate with stockholders, banks, brokerage houses and others by telephone, facsimile or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on July 11, 2005, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting, or any postponements and adjournments thereof. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponements or adjournments of the meeting.

“Limitation On Voting By Foreign Owners” at the end of this proxy statement contains a description of restrictions on voting by stockholders who are not “U.S. Citizens”, as defined by applicable rules and regulations.

What are the voting rights of the holders of common stock?

Each outstanding share of common stock will be entitled to one vote on each matter acted upon.

On July 11, 2005, there were 32,554,637 shares of common stock outstanding.

What constitutes a quorum?

The presence at the meeting in person or by proxy, of the holders of a majority of the outstanding shares of common stock as of the record date will constitute a quorum, permitting the conduct of business at the meeting. As of the record date, 32,554,637 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of holders representing at least 16,277,319 votes will be required to establish a quorum. Proxies received but marked as abstentions and broker non-votes will be counted for purposes of determining whether a quorum has been attained. “Broker non-votes” are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under applicable Delaware law, the effect of broker non-votes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority under the applicable rules of the New York Stock Exchange. The effect of broker non-votes with respect to Proposal No. 1 is discussed under that Proposal.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it in the enclosed return envelope it will be voted as you direct or you may vote by telephone or on the Internet following the instructions on the proxy card. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

Can I vote by telephone or electronically?

If you are a registered stockholder (that is, you hold your stock in certificate form), you may vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card.

If your shares are held in “street name,” please check your proxy card and contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. A large number of banks and brokerage firms are participating in ADP Investor Communications Services’ online program. This program provides eligible stockholders the opportunity to vote via the Internet or by telephone. Voting forms will provide instructions for stockholders whose bank or brokerage firm is participating in ADP’s program. If you vote by telephone or electronically through the Internet, please do not mail your proxy. Stockholders not wishing to vote electronically through the Internet or whose form does not reference Internet or telephone voting information should complete and return the enclosed proxy card.

Signing and returning the proxy card or submitting the proxy via the Internet or by telephone does not affect the right to vote in person at the meeting.

Can I receive more than one set of annual meeting materials?

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s proxy statement or annual report to stockholders may have been sent to multiple stockholders in each household. The Company will promptly deliver a separate copy of either document to any stockholder upon written or oral request to the Investor Relations Department of the Company, Republic Airways Holdings Inc., 8909 Purdue Road, Suite 300, Indianapolis, Indiana 46268, telephone (317) 484-6000. Any stockholder who wants to receive separate copies of the proxy statement or annual report to stockholders in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact the Company at the above address and phone number.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although, attendance at the meeting alone will not by itself revoke a previously granted proxy.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board recommends a vote to approve Proposal No. 1, for election of the nominated slate of directors to serve for the ensuing year, as set forth in the notice of meeting on the cover page of this proxy statement. With respect to any other matter that properly comes before the meeting, the proxy holders will vote in accordance with their best judgment.

What vote is required to approve each item?

Election of Directors.   The nine nominees receiving the highest number of affirmative votes of the votes cast at the meeting, either in person or by proxy, shall be elected as directors. A properly executed proxy card marked “WITHOUT AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Other Items.   For each other item that may properly come before the meeting, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy entitled to vote on the item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY
CERTAIN STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of July 1, 2005.

•       each person who is known by us to be the beneficial owner of more than 5% of our common stock;

•       each executive officer named in the summary compensation table;

•       each of our directors; and

•       all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Except as otherwise indicated, the persons or entities listed below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, except to the extent such power may be shared with a spouse.

Name and Address(1)	Shares Beneficially Owned	Percentage Beneficially Owned(2)
WexAir LLC(3)	19,308,756	59.4%
Bryan K. Bedford(4)	1,366,625	4.1%
Robert H. Cooper(5)	409,710	1.2%
Wayne C. Heller(6)	272,248	*
Arthur H. Amron(7)	5,208	*
Charles E. Davidson(8)	19,313,964	59.3%
Joseph M. Jacobs(8)	19,313,964	59.3%
Douglas J. Lambert(9)	5,208	*
Jay L. Maymudes(7)	5,208	*
Lawrence J. Cohen(10)	5,208	*
Mark E. Landesman(11)	5,208	*
Mark L. Plaumann(12)	5,208	*
All directors and executive officers as a group(11 persons)(13)	21,399,003	62.6%
Delta Air Lines, Inc.(14)	3,435,000	9.5%

*                          Less than 1%.

(1)                Unless otherwise indicated, the address of all persons is c/o Republic Airways Holdings,  8909 Purdue Road, Suite 300, Indianapolis, Indiana 46268.

(2)                For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock when such person or persons have the right to acquire them within 60 days after July 7, 2005. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares which such person or persons have the right to acquire within 60 days after July 7, 2005 is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3)                The address of this entity is:  Wexford Plaza, 411 West Putnam Avenue, Greenwich, Connecticut 06830. With respect to each individual, ownership consists of shares subject to stock options.

(4)                Includes 1,081,625 shares subject to stock options.

(5)                Includes 334,710 shares subject to stock options.

(6)                Includes 272,248 shares subject to stock options.

(7)                Consists of shares subject to stock options.

(8)                Messrs. Davidson and Jacobs may be deemed to be the beneficial owner of the shares of our common stock owned by WexAir LLC by virtue of being a managing member or general partner of WexAir LLC or each of the members of WexAir LLC. Each of Messrs. Davidson and Jacobs disclaims beneficial ownership of the shares owned by WexAir LLC except to the extent of his interest in such shares through his interest in each member of WexAir LLC. Also includes 5,208 shares subject to stock options.

(9)                Consists of shares subject to stock options. The address of Mr. Lambert is c/o Alvarez & Marsal Inc., 101 East 52nd Street, 7th Floor, New York, New York 10022.

(10)         Consists of shares subject to stock options. The address of Mr. Cohen is c/o Pembroke Companies, Inc., 70 East 55th Street, 7th Floor, New York, New York 10022.

(11)         Consists of shares subject to stock options. The address of Mr. Landesman is c/o ML Management Associates, Inc., 125 W. 55th Street, 8th Floor, New York, New York 10019.

(12)         Consists of shares subject to stock options. The address for Mr. Plaumann is: 350 Bedford Street, Suite 307, Stamford, CT 06901.

(13)         Includes 1,730,247 shares subject to stock options.

(14)         Consists of 3,435,000 shares subject to warrants exercisable within 60 days after July 7, 2005.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Nine directors (constituting the entire Board of Directors) are to be elected at the Annual Meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below (all of whom are currently directors of the Company) to serve until the 2006 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified. If any of these nominees becomes unavailable for any reason, or if a vacancy should occur before the election, the shares represented by your proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee or to fill the vacancy on the Board. All of the nominees listed below have consented to be named as such and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.

The Company currently has nine members on its Board of Directors. Each of the Company’s directors holds office until his or her successor is duly elected and qualified or until his or her resignation or removal, if earlier, as provided in our by-laws. No family relationship exists among any of the directors or executive officers.

The nominees, their respective ages, the year in which each first became a director of the Company and their principal occupations or employment during the past five years are as follows:

Nominee	Age	Year First Became Director	Principal Occupation During the Past Five Years
Bryan K. Bedford	43	1999

Bryan K. Bedford joined us in July 1999 as our president and chief executive officer and a member of our board of directors and became chairman of the board in August 2001. From July 1995 through July 1999, Mr. Bedford was the president and chief executive officer and a director of Mesaba Holdings, Inc., a publicly owned regional airline. He has over 16 years of experience in the regional airline industry, and was named regional airline executive of the year in 1998 by Commuter and Regional Airline News. Mr. Bedford is a licensed pilot and a certified public accountant. He also served as the 1998 Chairman of the Regional Airline Association.

Arthur H. Amron	48	2001

Arthur H. Amron became a director in August 2001. Mr. Amron joined Wexford Capital LLC in 1994, became a Principal in 1999 and serves as Wexford’s General Counsel. From 1991 to 1994, he was an associate at Schulte Roth & Zabel, LLP and from 1984 to 1991, he was an associate at Debevoise & Plimpton LLP. Mr. Amron is a director of several privately-held companies in which Wexford Capital has an investment. Mr. Amron served as a member of the board of directors of Frontier Airlines, Inc. from 1997 through 1999.

Lawrence J. Cohen	49	2002

Lawrence J. Cohen has been a director since June 2002. He is the owner and Chairman of Pembroke Companies, Inc., an investment and management firm that he founded in 1991. The firm makes investments in and provides strategic management services to real estate and specialty finance related companies. From 1989 to 1991, Mr. Cohen worked at Bear Stearns & Co. where he attained the position of Managing Director. From 1983 to 1989, Mr. Cohen served as first Vice President in the Real Estate Group of Integrated Resources, Inc. From 1980 to 1983, Mr. Cohen was an associate at the law firm of Proskauer Rose Goetz & Mendelsohn. Mr. Cohen is a member of the bar in both New York and Florida.

Charles E. Davidson	51	1998

Charles E. Davidson has been a director since May 1998, and served as Chairman of the Board from May 1998 to August 2001. He co-founded Wexford Capital LLC in 1994 and serves as its Chairman. From 1984 to 1994, Mr. Davidson was a General Partner of Steinhardt Partners, L.P. From 1977 to 1984, he was employed by Goldman Sachs & Co. where he was the head of domestic corporate bond trading and proprietary trading. Mr. Davidson is a director of several privately-held companies in which Wexford Capital has an investment.

Joseph M. Jacobs	51	1998

Joseph M. Jacobs has been a director since May 1998, and served as Vice-Chairman of the Board from May 1998 to August 2001. He co-founded Wexford Capital LLC in 1994 and serves as its President. From 1982 to 1994, Mr. Jacobs was employed by Bear Stearns & Co., Inc. where he attained the position of Senior Managing Director. From 1979 to 1982, he was employed as a commercial lending officer at Citibank, N.A. Mr. Jacobs is a director of several privately-held companies in which Wexford Capital has an investment.

Douglas J. Lambert	47	2001

Douglas J. Lambert has been a director since August 2001. He is presently a Senior Director in the Debtor Advisory and Crisis Management Group of Alvarez & Marsal Inc. From 1994 to 2003, Mr. Lambert was a Senior Vice President of Wexford Capital LLC. From 1983 to 1994, Mr. Lambert held various financial positions with Integrated Resources, Inc.’s Equipment Leasing Group, including Treasurer and Chief Financial Officer. He is a certified public accountant.

Mark E. Landesman	44	2002

Mark E. Landesman has been a director since June 2002. Mr. Landesman is President of ML Management Associates, Inc., an entertainment business management firm, which he founded in 1988. The firm is responsible for the financial affairs for numerous entertainment industry clients. Mr. Landesman is a member of the Media Entertainment Roundtable Committee and he is a Certified Public Accountant.

Jay L. Maymudes	44	1998

Jay L. Maymudes has been a director since May 1998. He joined Wexford Capital LLC in 1994, became a Principal in 1997 and serves as Wexford’s Chief Financial Officer. From 1988 to 1994, Mr. Maymudes was the Chief Financial Officer of Dusco, Inc., a real estate investment advisory firm which managed publicly traded and privately-held real estate investment trusts. He is a certified public accountant. Mr. Maymudes is a director of several privately-held companies in which Wexford Capital has an investment.

Mark L. Plaumann	49	2002

Mark L. Plaumann has been a director since June 2002. He is presently a Managing Member of Greyhawke Capital Advisors LLC, which he co founded in 1998. From 1995 to 1998, Mr. Plaumann was a Senior Vice President of Wexford Capital LLC. From 1990 to 1995, Mr. Plaumann was employed by Alvarez & Marsal, Inc. as a Managing Director. From 1985 to 1990, Mr. Plaumann worked for American Healthcare Management, Inc., where he attained the position of President. From 1974 to 1985, Mr. Plaumann worked in both the audit and consulting divisions of Ernst & Young, where he attained the position of Senior Manager.

Policy Regarding Director Attendance

The Company encourages members of its Board of Directors to attend annual stockholders meetings.

Director Compensation

We pay each of our non-employee directors an annual fee of $25,000 for each fiscal year in which they serve as a director and an additional fee of $1,300 for every board of directors meeting they attend. Each non-employee director also receives an additional fee of $2,500 per year for serving on the compensation committee, and $2,500 per year for serving on the executive committee (as well as an additional annual fee of $2,500 per year for serving as the chairman of the executive committee and $2,500 per year for serving as the chairman of the compensation committee). In addition, each non-employee director receives an additional fee of $5,000 per year for serving on the audit committee (as well as an additional annual fee of

$10,000 per year for serving as the chairman of the audit committee and an additional fee of $1,300 for every audit committee meeting they attend).

Each non-employee director was automatically granted options to purchase 10,000 shares of common stock on the day prior to the commencement of the initial public offering of our common stock with an exercise price of $13.00, our initial public offering price. Each director who first becomes a non-employee director after the initial public offering of our common stock will automatically be granted options to purchase 10,000 shares of our common stock under our 2002 Equity Incentive Plan on the first trading day following his or her commencement of service as a non-employee director. In addition, each non-employee director will generally be granted an option to purchase 2,500 shares of common stock on the date of each Annual Meeting of Stockholders at which he or she is reelected as a non-employee director. A non-employee director is any member of our Board of Directors who is not employed by or a consultant to us or any of our subsidiaries and includes any director who serves as one of our officers but is not paid by us for this service. The exercise price per share covered by an option granted shall be equal to the fair market value of the common stock on the date of grant. Subject to remaining in continuous service with the Company through each applicable vesting date, a director’s initial option grant will become exercisable as follows: with respect to 1/24 of the shares covered thereby on the first day of each month for the first 12 months commencing after the date of the grant, and with respect to 1/48 of the shares covered thereby on the first day of each successive month for the next 24 months. Each annual option grant shall, subject to the director remaining in continuous service with the Company through each applicable vesting date, become vested with respect to 1/12 of the shares covered thereby on the first day of each month for the first 12 months commencing after the date of the grant. Upon the cessation of a non-employee director’s service, such individual will generally have 180 days to exercise all options that are exercisable on the termination date. If a director’s service terminates by reason of his or her death or disability, his or her beneficiary will generally have 12 months to exercise any portion of a director option that is exercisable on the date of death. Except as otherwise provided herein, if not previously exercised, each option granted shall expire on the tenth anniversary of the date of grant. Upon a change in control as defined in the 2002 Equity Incentive Plan, vesting of the options held by a non-employee director will accelerate and become fully vested.

Committees of the Board of Directors

The Company has established a Compensation Committee and an Audit Committee.

The Compensation Committee reviews and recommends to the Board of Directors the salaries and benefits for all employees, consultants, directors and other individuals compensated by us. The Compensation Committee also administers our stock option and other employee benefit plans. The Compensation Committee consists of Messrs. Maymudes, Plaumann and Cohen.

The Audit Committee reviews our internal accounting procedures and considers and reports to the Board of Directors with respect to other auditing and accounting matters, including the selection of our independent auditors, the scope of annual audits, fees to be paid to our independent auditors and the performance of our independent auditors. Our Audit Committee consists of Messrs. Cohen, Plaumann and Landesman, all of whom are independent within the meaning of the Nasdaq corporate governance and SEC rules. Our Board of Directors has determined that Mark Plaumann, the chairman of the Audit Committee, is an “audit committee financial expert” and is independent as defined under applicable SEC and Nasdaq rules.

By virtue of WexAir LLC’s control of our voting power, we are a “controlled company” under Nasdaq Rule 4350(c) and are not subject to the requirements that a majority of our directors be “independent” (as defined in Nasdaq rules) or that there be a Nominating Committee to our Board. We do not have a Nominating Committee.

2004 Board and Committee Meetings

The Board of Directors held a total of two meetings in 2004. The Compensation Committee held a total of two meetings in 2004. The Audit Committee held a total of four meetings in 2004. All of the directors attended at least 75% of the meetings of the Board of Directors and any committees on which they served during 2004.

Director Nomination Process

The full Board reviews potential directors and nominates a slate of directors for approval by the Company’s stockholders.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), requires that Company’s executive officers and directors, and person who beneficially own more than ten percent of the Company’s common stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Executive officers, directors, and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to the Company and written representations from the Company’s executive officers, directors and greater, we believe that during fiscal 2004 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

Vote Required

The nine nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instructions to the contrary. Abstentions and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will not be counted as a vote for any such nominee.

THE BOARD OF DIRECTORS DEEMS “PROPOSAL NO. 1—ELECTION OF DIRECTORS” TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

AUDIT MATTERS

Principal Accountant Fees And Services

The Company incurred professional fees from Deloitte & Touche LLP, its principal auditor, for the following professional services:

Audit Fees.   Fees in the amount of $722,751 were billed or expected to be billed in 2004, and fees in the amount of $325,695 were billed or expected to be billed in 2003. For 2004, $231,021 related to the audit of the Company’s annual financial statements and the review of the interim financial statements included in the Company’s quarterly reports. For 2003, $175,695 related to the audit of the Company’s annual financial statements. The remainder amounts of $491,730 and $150,000, respectively, related to the Company’s registration statement filed with the Securities Exchange Commission.

Audit-Related Fees.   Fees in the amount of $24,700 were paid in 2004 related to the audit of the Company’s employee benefit plan and for financial accounting and reporting consultations and Sarbanes Oxley Act, Section 404 advisory services. In 2003, $11,500 of fees were paid related to the Company’s employee benefit plans.

Tax Fees.   Fees in the amount of $86,685 and $58,200 were incurred for services provided in 2004 and 2003, respectively, related to services rendered for tax compliance, tax advice and tax planning.

All Other Fees.   The Company did not incur such fees in 2004 or 2003.

The Company’s Audit Committee has determined that the non-audit services provided by the Company’s auditors in connection with the year ended December 31, 2004 were compatible with the auditor’s independence.

Pre-Approval Policies

The Audit Committee is required to approve in advance any audit or non-audit services performed by the Company’s independent public accountants that do not meet the pre-approval standards established by the audit committee. The pre-approval policies and procedures established by the Audit Committee require that the Audit Committee meet with the independent auditor and financial management to review planning, the scope of the proposed services, the procedures to be utilized, and the proposed fees. During 2004, all of the tax fees were pre-approved by the Audit Committee.

Audit Committee Report

In accordance with its written charter adopted by the Board of Directors (a copy of which is attached as Appendix I to this Proxy Statement), the Audit Committee of the Board of Directors is responsible for, among other things, reviewing the Company’s internal accounting procedures and considering and reporting to the Board of Directors with respect to other auditing and accounting matters, including the selection of our independent auditors, the scope of annual audits, fees to be paid to our independent auditors and the performance of our independent auditors.

Management is responsible for the Company’s financial reporting process including its system of internal control and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. The responsibility of the Audit Committee is to monitor and review these processes. Members of the Audit Committee are not employees of the Company and are not required to be accountants or auditors by profession. Therefore, the Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and on the representations of the independent auditors included in their report of the Company’s financial statements.

The oversight by the Audit Committee does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee cannot give assurance that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent accountants are in fact “independent.”

Review of Audited Financial Statements.   The Audit Committee has reviewed the Company’s audited financial statements for the year ended December 31, 2004 as prepared by management and audited by Deloitte & Touche LLP, the Company’s independent auditors, and has discussed these financial statements with management. In addition, the Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees) regarding the codification of statements on auditing standards. Furthermore, the Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Deloitte & Touche LLP its independence.

Recommendation.   In reliance on the reviews and discussions referenced above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2004 be included in the Company’s Annual Report on Form 10-K for that fiscal year.

Members of the Audit Committee

Lawrence J. Cohen
Mark L. Plaumann
Mark E. Landesman

EXECUTIVE OFFICERS

The names of the executive officers of the company, and certain information about them as of July 11, 2005, are set forth below:

Name	Age	Position
Bryan K. Bedford(1)	43	Chairman of the Board, President and Chief Executive Officer
Robert H. Cooper	45	Executive Vice President, Chief Financial Officer, Treasurer and Secretary
Wayne C. Heller	46	Executive Vice President—Chief Operating Officer of Chautauqua

(1)          Information with respect to Mr. Bedford is set forth under “Proposal 1—Election of Directors.”

Robert H.Cooper joined the Company in August 1999 as vice president and chief financial officer. In February 2002, he became executive vice president, chief financial officer, treasurer and secretary and assumed responsibility for all purchasing and material control. He was previously employed with Mesaba Holdings, Inc. from September 1995 through August 1999 as its vice president, chief financial officer and treasurer. Mr. Cooper is a certified public accountant. He has over 12 years experience in the regional airline industry. He has responsibility for financial accounting, treasury, public reporting, investor relations, human resources, information technology, purchasing and material control.

Wayne C. Heller joined Chautauqua in August 1999 as Vice President—Flight Operations with responsibility for flight crew supervision, system control, flight safety and flight quality standards. In February 2002, he became Executive Vice President and Chief Operating Officer of Chautauqua, and assumed responsibility for all aircraft maintenance, records and engineering. From April 1996 until August 1999 he was employed by Mesaba Airlines, Inc., as its Director of System Operations Control. He is a licensed pilot and a licensed dispatcher and has over 25 years of regional airline experience in operations.

EXECUTIVE COMPENSATION

This report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates the information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Interlocks and Insider Participation

Lawrence J. Cohen, Mark L Plaumann and Jay L. Maymudes constitute the Company’s Compensation Committee. None of our executive officers serve as a member of the compensation committee. Mr. Bedford serves as a member of our Board of Directors.

Report of the Compensation Committee on Executive Compensation

The Compensation Committee of our Board of Directors was formed in May 2004 and currently consists of Messrs. Cohen, Plaumann and Maymudes. The Compensation Committee is charged with recommending to the Board of Directors the compensation for the Company’s executives and administering the Company’s stock incentive and benefit plans.

Plans on Executive Compensation

The Company and the Compensation Committee believe that executive compensation should be closely related to increased stockholder value. One of the Company’s strengths contributing to its successes is a strong management team, many of whom have been with the Company for a number of years. The compensation program is designed to enable the Company to attract, retain and reward capable employees who can contribute to the continued success of the Company, principally by linking portions of compensation with the attainment of key business objectives. Equity participation and a strong alignment to stockholder’s interests are key elements of the Company’s compensation philosophy. Accordingly, the Company’s executive compensation program is designed to provide competitive compensation, support the Company’s strategic business goals and reflect the Company’s performance.

The compensation program reflects the following principles:

•        Compensation should encourage increased stockholder value.

•        Compensation programs should reflect and promote the Company’s values and reward individuals for outstanding contributions toward business goals.

•        Compensation programs should enable the Company to attract and retain highly qualified professionals.

Our executive compensation is comprised of two components, base salary and incentives, each of which is intended to serve the overall compensation philosophy.

Base Salary.   The Company’s salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance and resources of the Company, general economic conditions as well as a number of factors relating to the particular individual, including the performance of the individual executive, and level of experience, ability and knowledge of the job.

Incentives.   Incentives generally consist of stock option and cash awards paid to the Company’s senior management executives. Non-guaranteed portions of bonuses payable to senior executives are generally tied to the overall performance of the executive and Company.

The Committee strongly believes that the compensation program should provide employees with an opportunity to increase their ownership and potentially gain financially from Company stock price increases. By this approach, the best interests of stockholders, executives and employees will be closely aligned. Therefore, executives and other employees are eligible to receive stock options, giving them the right to purchase shares of common stock of the Company at a specified price in the future. The grant of options is based in large part on a key employee’s potential contribution to the Company’s growth and profitability, based on the Committee’s discretionary evaluation. Options are granted at the prevailing market value of the Company’s common stock and will only have value if the Company’s stock price increases. Generally, grants of options vest over a period of time and executives must be employed by the Company for such options to vest.

Compensation of the Chief Executive Officer

As Chief Executive Officer and Chairman of the Board, Mr. Bedford is compensated pursuant to an employment agreement with a term through June 2007. This agreement was amended in December 2004 and currently provides for an annual salary of $340,000, with $170,000 of annual deferred compensation through the term of the agreement. In addition, Mr. Bedford is eligible for an annual bonus in such amounts as the board of directors may determine in its direction.

The aggregate compensation of Mr. Bedford was deemed appropriate by the Compensation Committee considering the overall performance of the Company and Mr. Bedford.

Members of the Compensation Committee

Jay L. Maymudes
Mark L. Plaumann
Lawrence J. Cohen

Employment Agreements

The Company entered into an employment agreement with Mr. Bedford in July 2003. The agreement was amended in December 2004. Mr. Bedford’s current annual salary is $340,000 and his annual deferred compensation payment is $170,000, throughout the term of the amended agreement. In addition, Mr. Bedford is eligible for an annual bonus in such amount as the Company’s Board of Directors may determine in its discretion. The amended agreement expires in June 2007, provided that either party may terminate the agreement by providing the other party notice 30 days prior to termination. If the Company terminates Mr. Bedford’s employment without “cause” within the meaning of the employment agreement, or if Mr. Bedford terminates his employment for “cause,” within the meaning of the employment agreement, he will be entitled to receive $680,000, unless the agreement has less than 24 months remaining in its term. In that situation, Mr. Bedford’s severance payment will be prorated for the remainder of the term, but in no event will it be less than $170,000. Additionally, Mr. Bedford will be precluded from competing with the Company for a period of 12 months following the expiration or any termination of his employment agreement.

The Company entered into an employment agreement with Mr. Cooper in August 2003. The agreement was amended in December 2004. Upon execution of the amendment, Mr. Cooper received a signing bonus of $350,000. Mr. Cooper’s current annual salary is $175,000 and his annual deferred compensation payment is $70,000, throughout the term of the amended agreement. In addition, Mr. Cooper is eligible for an annual bonus in such amount as the Company’s Board of Directors may determine in its discretion. The agreement expires in July 2007, provided that either party may terminate the agreement by providing the other party notice 30 days prior to termination. If the Company terminates Mr. Cooper’s employment without “cause” within the meaning of the employment agreement, or if

Mr. Cooper terminates his employment for “cause,” within the meaning of the employment agreement, he will be entitled to receive $175,000. The severance payment will be prorated if the remaining term of the agreement is less than 12 months. Additionally, Mr. Cooper will be precluded from competing with the Company for a period of 12 months following the expiration or any termination of his employment agreement.

The Company entered into an employment agreement with Mr. Heller in August 2003. The agreement was amended in December 2004. Upon execution of the amendment, Mr. Heller received a signing bonus of $170,000. Mr. Heller’s current annual salary is $170,000 and his annual deferred compensation payment is $68,000, throughout the term of the amended agreement. In addition, Mr. Heller is eligible for an annual bonus in such amount as the Company’s Board of Directors may determine in its discretion. The agreement expires in July 2007, provided that either party may terminate the agreement by providing the other party notice 30 days prior to termination. If the Company terminates Mr. Heller’s employment without “cause” within the meaning of the employment agreement, or if Mr. Heller terminates his employment for “cause,” within the meaning of the employment agreement, he will be entitled to receive $170,000. The severance payment will be prorated if the remaining term of the agreement is less than 12 months. Additionally, Mr. Heller will be precluded from competing with Chautauqua or its affiliates, including the Company, for a period of 12 months following the expiration or any termination of his employment agreement.

Summary Compensation Table

The following table sets forth certain summary information with respect to compensation the Company paid in 2004, 2003 and 2002 to its Chief Executive Officer and its other executive officers.

Name and Position	Year	Salary($)	Bonus($)	All Other Compensation(1)	Long Term Compensation Number of Options Granted
Bryan K. Bedford Chairman, President and Chief Executive Officer	2004 2003 2002	$340,000 $324,308 $310,000	$463,000 $360,000 $498,000	$4,500 $ 4,000 $ 3,577	518,100 0 0
Robert H. Cooper Executive Vice President, Chief Financial Officer, Treasurer and Secretary	2004 2003 2002	$175,000 $175,000 $172,212	$230,000 $250,000 $196,250	$354,115 $ 3,750 $ 3,317	255,960 0 0
Wayne C. Heller Executive Vice President, Chief Operating Officer of Chautauqua	2004 2003 2002	$170,000 $140,000 $136,654	$210,000 $225,000 $140,000	$174,080 $ 3,500 $ 2,538	194,160 0 0

(1)          Consists of matching payments made under the Company’s 401(k) plan, and, in 2004, cash incentives for entering into employment contract amendments in the amount of $350,000 for Mr. Cooper and $170,000 for Mr. Heller.

Option Grants for 2004

The following table provides information regarding stock options granted during the year ended December 31, 2004 to our Chief Executive Officer and our other executive officers.

	Number of Securities Underlying Options	Percent of Total Options Granted to Employees in			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Granted	Fiscal Year	Exercise Price	Expiration Date	5%	10%
Bryan K. Bedford	518,100	38.6%	$13.00	12/27/2014	$4,236,000	$10,734,000
Robert H. Cooper	255,960	19.1%	$13.00	12/27/2014	$2,093,000	$5,303,000
Wayne C. Heller	194,160	14.5%	$13.00	12/27/2014	$1,587,000	$4,023,000

Aggregated Option Values as of December 31, 2004

The following table provides information as to options exercised by the Company’s Chief Executive Officer and its other executive officers during the fiscal year ended December 31, 2004 and the number and value of options at December 31, 2004.

	Shares Acquired	Value	Number of Unexercised Options Held at Year End		Value of Unexercised In-the Money Options at Year End
Name	on Exercise(#)	Realized(2)	Unexercisable	Exercisable	Unexercisable	Exercisable
Bryan K. Bedford	341,475	$875,852	483,338	893,288	$130,501	$9,899,594
Robert H. Cooper	85,369	$218,965	238,965	231,626	$64,521	$2,477,138
Wayne C. Heller	81,912	$183,220	184,890	127,358	$49,920	$1,362,877

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In May 1998, WexAir LLC, a limited liability company formed by several investment funds managed by Wexford Capital LLC (“Wexford Capital”), purchased all of the Company’s outstanding capital stock, for an aggregate purchase price of $8,133,000, and loaned the Company $12,000,000. The Company used these proceeds to purchase Chautauqua Airlines, Inc., one of our operating subsidiaries, for a purchase price of $20,133,000 (including expenses). The Company made a payment of $2,800,000 on the loan in April 2004, which payment consisted of $1,400,000 for principal and $1,400,000 for accrued interest. The Company used a portion of the proceeds from its initial public offering to repay the remainder of the loan from WexAir LLC.

In April 2004, Chautauqua sold a demand note receivable from an affiliated company to Imprimis Investors LLC, a member of WexAir LLC, for approximately $2,400,000, which was equal to the net carrying value of such note.

During the fourth quarter of 2001, the Company decided to exit the turboprop business, return its entire fleet of Saab 340 aircraft and dispose of related inventory and equipment. New leases (between the lessor and Shuttle America) were obtained for 21 aircraft, of which leases for three aircraft expired in January 2004. The Company remains liable if Shuttle America defaults with respect to the remaining leases. The Company recorded impairment losses and accrued aircraft return cost of $8.1, $3.8 and $10.2 million in 2001, 2002 and 2003, respectively. As of December 31, 2004, the Company maintained a reserve of $6.0 million with respect to such losses, which the Company believes is adequate to cover its exposure for additional losses.

On May 6, 2005, we entered into a Stock Purchase Agreement with Shuttle America Corporation (“Shuttle America”) and Shuttle Acquisition LLC (“Shuttle LLC”), an affiliate of Wexford Capital, pursuant to which we purchased all of the issued and outstanding common stock of Shuttle America from Shuttle LLC. The total consideration for the transaction was paid pursuant to a promissory note in the aggregate principal amount of $1,000,000 payable by the Company to Shuttle LLC and assumption of less than $1,000,000 of debt of Shuttle America.

On March 14, 2005, we announced that along with Wexford Capital LLC, we reached an agreement with US Airways Group, Inc. and US Airways, Inc. (“US Airways”) on an investment agreement which includes provisions for the affirmation of an amended Chautauqua Airlines Jet Service Agreement; a potential new jet services agreement with a subsidiary of the Company for the operation of Embraer 170 and 190 aircraft; a conditional $125 million equity commitment and up to $110 million in asset related financing. For Wexford Capital’s assistance in structuring the investment agreement, we agreed to pay Wexford Capital LLC $500,000 upon US Airway’s emergence from bankruptcy as well as the payment of Wexford Capital’s expenses, including the payment of up to approximately $850,000 to an unrelated third party consultant retained by us and Wexford Capital.

Employees of Wexford Capital provide certain administrative functions to the Company, including legal services and assistance with financing transactions. The Company paid Wexford Capital $327,000, $257,000 and $226,000 for these services for the years ended December 31, 2002, 2003 and 2004.

Wexford Capital has advised the Company that it and the investment funds it manages will not enter into any transaction with the Company unless the transaction is approved by the disinterested members of the Company’s Board of Directors.

The Company’s by-laws provide that any interested party transaction involving Wexford Capital, any of its affiliates and the Company, shall be approved by a majority of the Company’s directors not otherwise affiliated with Wexford Capital or any of its affiliates.

PERFORMANCE GRAPH

The above graph compares the performance of the Company from May 27, 2004 through December 31, 2004, against the performance of (i) the Composite Index for Nasdaq Stock Market (U.S. Companies) and (ii) an index of companies engaged in air transportation (SIC 4510-4519), including regional airlines, whose stocks trade on the Nasdaq, for the same period.

RELATIONSHIP WITH INDEPENDENT AUDITORS

Deloitte & Touche LLP have been the independent auditors for the Company since 1998, and will serve in that capacity for 2005. A representative of Deloitte & Touche LLP will be present (either in person or by telephone) at the meeting and will have an opportunity to make a statement if he desires to do so, and will respond to appropriate questions from stockholders.

CODE OF ETHICS

We have adopted a Code of Ethics within the meaning of Item 406(b) of SEC Regulation S-K. This Code of Ethics applies to our principal executive officer, principal financial officer and principal accounting officer. This Code of Ethics is publicly available on our website at republic-airways.net. If we make substantive amendments to this Code of Ethics or grant any waiver, including any implicit waiver, we will disclose the nature of such amendment or waiver on our website or in a report on Form 8-K within four days of such amendment or waiver.

STOCKHOLDER PROPOSALS

Proposals of Security Holders for 2006 Annual Meeting

Stockholders desiring to submit proposals for the Proxy Statement for the 2006 Annual Meeting will be required to submit them to the Company in writing on or before March 14, 2006. Any stockholder proposal must also be proper in form and substance, as determined in accordance with the Exchange Act and the rules and regulations promulgated thereunder. Proposals should be addressed to the Secretary of the Company, Republic Airways Holdings Inc., 8909 Purdue Road, Suite 300, Indianapolis, Indiana 46268.

Other Security Holder Proposals for Presentation at the 2006 Annual Meeting

For any proposal that is not submitted for inclusion in the 2006 Proxy Statement but is instead sought to be presented directly at the 2006 Annual Meeting, SEC rules permit management to vote proxies in its discretion if the Company (1) receives notice of the proposal before the close of business on May 28, 2006, and advises stockholders in the 2006 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) does not receive notice of the proposal prior to the close of business on May 28, 2006. Notices of intention to present proposals at the 2006 Annual Meeting should be addressed to the Secretary of the Company, Republic Airways Holdings Inc., 8909 Purdue Road, Suite 300, Indianapolis, Indiana 46268.

Stockholder Communications with the Board

Stockholders and other interested parties who wish to communicate with the Company’s Board of Directors should send their correspondence to the Republic Airways Holdings Board of Directors, c/o the Secretary of the Company, Republic Airways Holdings Inc., 8909 Purdue Road, Suite 300, Indianapolis, Indiana 46268. Communications may be addressed to the entire Board, to a committee of the Board, or to an individual director. The Secretary or the Secretary’s designee will conduct a preliminary review of stockholder communications and decide the timing and appropriate process for providing such communications to the Board, to the committee or to the individual director to whom the communication was addressed.

OTHER BUSINESS

The Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

LIMITATION ON VOTING BY FOREIGN OWNERS

Our certificate of incorporation provides that shares of capital stock may not be voted by, or at the direction of, persons who are not citizens of the United States if the number of such shares would exceed applicable foreign ownership restrictions. Applicable restrictions currently require that no more than 25% of our voting stock be owned or controlled, directly or indirectly, by persons who are not U.S. citizens, and that our president and at least two-thirds of our directors or other managing officers be U.S. citizens. Our certificate of incorporation also gives us the right to redeem or suspend the voting rights of our capital stock to enable us to comply with applicable restrictions. For purposes of the certificate of incorporation, “U.S. citizen” means:

•       an individual who is a citizen of the United States;

•       a partnership each of whose partners is an individual who is a citizen of the United States; or

•       a corporation or association organized under the laws of the United States or a State, the District of Columbia, or a territory or possession of the United States, of which the president and at least two-thirds of the board of directors and other managing officers are citizens of the United States, and in which at least 75% of the voting interest is owned or controlled by persons that are citizens of the United States.

In addition, the U.S. Department of Transportation has broad authority to determine on a case-by-case basis whether an air carrier is effectively owned and controlled by U.S. citizens, and has indicated that the ownership of less than 50% of an air carrier’s total equity securities by non-U.S. citizens, taken alone, is not indicative of foreign control of the airline. Registration on the foreign stock record is made in chronological order based on the date we receive a written request for registration.

Any holder of our common stock who is not a United States citizen and has not registered its shares on the foreign stock record maintained by us will not be permitted to vote its shares at the Annual Meeting. As of the July 11, 2005 record date for the Annual Meeting, shares representing less than 25% of our total outstanding voting stock are registered on the foreign stock record.

The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please sign the proxy and return it in the enclosed envelope.

By Order of the Board of Directors
ROBERT H. COOPER
Secretary

Dated: July 13, 2005

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K AND CURRENT REPORT ON FORM 8-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 29, 2005 WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: REPUBLIC AIRWAYS HOLDINGS INC., ATTENTION: SECRETARY, 8909 PURDUE ROAD, SUITE 300, INDIANAPOLIS, INDIANA 46268.

APPENDIX I

AUDIT COMMITTEE CHARTER

REPUBLIC AIRWAYS HOLDINGS INC.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER

It is the objective of the Audit Committee of the Board of Directors of Republic Airways Holdings Inc. (“Republic” or the “Company”) to provide assistance to the corporate directors in fulfilling fiduciary responsibilities to the shareholders and investment community relating to internal controls, corporate accounting, auditing and the quality and integrity of the financial reports and reporting practices of the Company. In doing so, it is the responsibility of the Audit Committee to maintain open means of communication between the directors, the independent auditors, the internal auditors and the financial management of the Company.

MEMBERS

The Audit Committee of the Board of Directors shall consist of at least three directors who shall be elected annually by the Board. The members shall be “independent directors,” as such term is defined in the rules and regulations of the Securities and Exchange Commission (the “SEC”) and The NASDAQ Stock Market. The members of the Audit Committee and the Chairperson shall be selected annually by the Board and serve at the pleasure of the Board. The Board may designate one or more independent directors as alternate members of the Audit Committee, who may replace any absent or disqualified member or members at any meetings of the Audit Committee. No person may be made a member of the Audit Committee if his or her service on the Audit Committee would violate any restriction on service imposed by any rule or regulation of the SEC or any securities exchange or market on which shares of the common stock of the Company are traded. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices. The Chairperson in his judgment shall communicate with the chief executive officer, chief financial officer, the lead partner of the independent accountants and the chief internal audit executive.

Except for Board and Audit Committee fees, a member of the Audit Committee shall not be permitted to accept any fees paid directly or indirectly for services as a consultant, legal advisor or financial advisor or any other fees prohibited by the rules of the SEC and The NASDAQ Stock Market. In addition, no member of the Audit Committee may be an affiliated person of the Company or any of its subsidiaries. Members of the Audit Committee may receive their Board and Audit Committee fees in cash, Company stock or options or other in-kind consideration as determined by the Board or the Compensation Committee, as applicable, in addition to all other benefits that other directors of the Company receive. No director may serve on the Audit Committee, without the approval of the Board, if such director simultaneously serves on the audit committee of more than three public companies.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Audit Committee is to oversee the Company’s accounting and financial reporting processes on behalf of the Company and the audit of the financial statements of the Company. Management is responsible for preparing the financial statements, and the independent auditors are responsible for auditing those financial statements. The Audit Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Audit Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior. The following are the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities.

•       Recommend to the Board of Directors annually, after consultation with the Chairman of the Board of Directors, appropriate financial management, and the independent auditors to be selected by Republic as its independent auditors. The independent auditors are ultimately accountable to the Board of Directors and the Audit Committee of Republic, as representatives of the Company’s shareholders.

•       Ensure that the Audit Committee receives from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company. Discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Review proposed fees and determine whether any other professional services provided by the independent auditors could adversely affect their independence.

•       Meet with the independent auditors and Republic’s financial management to review the scope of the proposed external audit for the current year and the audit procedures to be utilized, and review the completed audit including any comments or recommendations of the independent auditors.

•       Approve, in advance of the work being performed, the scope and fees of all audit and permissible non-audit services of the independent auditors.

•       Evaluate with the Company’s Controller, the independent auditors and Republic’s financial management, together and separately, the adequacy and effectiveness of the Company’s internal administrative, business process, accounting and financial controls, and elicit any recommendations to correct any material weaknesses in such controls.

•       With counsel, appropriate financial management, and the independent auditors, review programs being maintained by management with respect to compliance with laws and regulations relating to financial matters.

•       Review Republic’s internal audit function, including the proposed internal audit plan for the coming year and the coordination of such plan with the external auditors and any outside internal audit co-source contractors. Ascertain, through discussion with the independent auditors and the Company’s Controller, whether the scope and procedures of the plan are adequate to meet the objectives set forth in the Internal Audit Charter. Review the Audit Committee Charter periodically, but at least annually, and update it as conditions dictate.

•       Review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. Review with the independent auditors those major accounting policy changes that could impact the Company. Also, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards.

•       Review the interim financial statements with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards. The chair of the Audit Committee may represent the entire committee for the purposes of this review.

•       Review and approve all disclosable related-party transactions.

•       Annually review major issues regarding the Company’s auditing and accounting principles and practices and its presentation of financial statements, including the adequacy of internal controls and special audit steps adopted in light of material internal control deficiencies.

•       Review all analyses prepared by management and the independent accountants of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any analysis of the effect of alternative generally accepted accounting principle (“GAAP”) methods on the Company’s financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

•       The Audit Committee may investigate any matter within the scope of its duties or brought to its attention by the Board of Directors, with the power to retain outside counsel for this purpose, subject to prior approval of the Board. However, in no way is it intended that the Audit Committee shall alter the traditional roles and responsibilities of management and independent auditors with respect to internal administrative, business process and accounting controls and financial statement presentation.

MEETINGS

•       The Audit Committee will meet as often as necessary but at least four times a year. The Audit Committee may meet by any means permitted in the Company’s Bylaws or by law. A majority of the Audit Committee shall constitute a quorum. Minutes will be kept of all meetings.

ANNUAL EVALUATION PROCEDURES

The Audit Committee shall annually assess its performance to confirm that it is meeting its responsibilities under this Charter. In this review, the Audit Committee shall consider, among other things, (a) the appropriateness of the scope and content of this Charter, (b) the appropriateness of matters presented for information and approval, (c) the sufficiency of time for consideration of agenda items, (d) frequency and length of meetings and (e) the quality of written materials and presentations. The Audit Committee may recommend to the Board such changes to this Charter as the Audit Committee deems appropriate.

INVESTIGATIONS AND STUDIES

The Audit Committee shall have the authority and sufficient funding to retain special legal, accounting or other consultants (without seeking Board approval) to advise the Audit Committee. The Audit Committee may conduct or authorize investigations into or studies of matters within the Audit Committee’s scope of responsibilities as described herein, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Audit Committee in any such investigations or studies. The Audit Committee shall have sole authority to negotiate and approve the fees and retention terms of such independent counsel or other consultants.

MISCELLANEOUS

Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Audit Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Audit Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. This Charter, and any amendments thereto, shall be displayed on the Company’s web site and a printed copy of such shall be made available to any shareholder of the Company who requests it.

REPUBLIC AIRWAYS HOLDINGS INC.
This Proxy Is Solicited By The Board of Directors

The undersigned stockholder of Republic Airways Holdings Inc. (the “Corporation”), do hereby nominate, constitute and appoint Bryan K. Bedford and Robert H. Cooper, or any or more of them, my true and lawful proxy and attorney(s), with full power of substitution for me and in my name, place and stead, to represent and vote all of the common stock, par value $.001 per share, of the Corporation, held in my name on its books as of ________, at the 2005 Annual Meeting of Stockholders to be held on August 8, 2005.

Proxy Voting Instructions
You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until
11:59 PM Eastern Time the day before the cut-off or meeting date.

Internet		Telephone		Mail
Access www.voteproxy.com and follow the on-screen instructions. Have your proxy card available when you call.	OR	Call toll-free 1-800- PROXIES (1-800-776- 9437) from any touch- tone telephone and follow the instructions. Have your proxy card available when you call.	OR	Date, sign and mail your proxy card in the envelope provided as soon as possible.

ANNUAL MEETING OF STOCKHOLDERS OF

REPUBLIC AIRWAYS HOLDINGS INC.

August 8, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INC AS SHOWN HERE ☒

1.   Election of the following Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (see instructions below)

Nominees:	O Bryan K. Bedford
O Arthur H. Amron
O Lawrence J. Cohen
O Charles E. Davidson
O Joseph M. Jacobs
O Douglas J. Lambert
O Mark E. Landesman
O Jay L. Maymudes
O Mark L. Plaumann

INSTRUCTION:   To withhold authority to vote for any individual nominee(s), mark “For All Except” and fill in the circle next to each nominee you wish to withhold, as shown here: •

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2005 Annual Meeting of Shareholders.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted FOR Proposal 1. Should any other matter requiring a vote of the stockholders arise, the proxies named above are authorized to vote in accordance with their best judgment in the interest of the Company.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ADDRESSED ENVELOPE. IF YOU DO NOT SIGN AND RETURN A PROXY OR ATTEND THE MEETING AND VOTE, YOUR SHARES CAN NOT BE VOTED.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.   ☐

Signature of Stockholder	Date

Signature of Stockholder	Date